EXHIBIT 10.2
AMENDMENT NUMBER 2 TO MANAGEMENT AGREEMENT
     THIS AMENDMENT NUMBER 2 TO MANAGEMENT AGREEMENT (this “Amendment”), dated as of June 29, 2007 (the “Effective Date”) amends that certain Management Agreement, dated as of October 28, 2005 as amended by that certain Amendment Number 1 to Management Agreement dated as of July 31, 2006 (as amended, modified or supplemented from time to time as permitted thereby, the “Agreement”) by and between UCO Compression 2005 LLC (the “Issuer”) and Universal Compression, Inc., as manager (the “Manager”).
W I T N E S S E T H:
     WHEREAS, the Issuer and the Manager have previously entered into the Agreement;
     WHEREAS, the parties desire to amend the Agreement in order to modify certain provisions of the Agreement;
     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
SECTION 1.      Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Agreement.
SECTION 2.      Full Force and Effect. Other than as specifically modified hereby, the Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.
SECTION 3.      Amendments to the Agreement. Pursuant to Section 20.8 of the Agreement, as of the Effective Date, the following amendments are being made to the Agreement:
     (a)      Section 2.3 of the Agreement is hereby deleted in its entirety and the following shall be substituted in place thereof:
“Section 2.3      Conflicts of Interest. Except as otherwise permitted, the Manager shall perform its duties and obligations under this Agreement on a fair and equitable basis. Without prejudice to the generality of the foregoing, the Manager will not discriminate between the Owner Compressors and any Other UCI Compressor (or, in the case of any Manager other than UCI or a Universal Affiliate, Compressors or any other equipment of a type similar to the Owner Compressors that is owned, managed or for which contract compression services are provided by such Manager for its own account) on any basis which could reasonably be considered discriminatory or adverse; provided, however, notwithstanding the foregoing to the contrary, the Manager’s management of the Compressors owned or leased by UPL and its Subsidiaries that are subject to service contracts with Persons that are not Users of Owner Compressors shall be excluded from the application of this covenant for all purposes for a period of thirty (30) months commencing on November 1, 2006.”

     (b) The last sentence of Section 5.2(a) of the Agreement is hereby deleted in its entirety and the following shall be substituted in place thereof:
“Notwithstanding the foregoing to the contrary, the Manager’s management of the Compressors owned or leased by UPL and its Subsidiaries shall be excluded from the application of this covenant for all purposes for a period of thirty (30) months commencing on November 1, 2006.”
SECTION 4.      Miscellaneous Provisions.
     (a)      Upon the delivery to the Control Party of (x) duly executed counterparts hereof executed by each of the Issuer and the Manager and (y) a duly executed consent to this Amendment executed by the Requisite Global Majority, which consent shall be evidenced by the Requisite Global Majority’s signature appended hereto in the space provided below, this Amendment shall become effective as of the Effective Date.
     (b)      This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     (c)      On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Agreement, and (ii) each reference in the Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Agreement shall mean and be a reference to the Agreement as amended or modified hereby.
SECTION 5.      Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
SECTION 6.      Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES, PROVIDED THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

ISSUER: UCO COMPRESSION 2005 LLC
By:	/s/ J. Michael Anderson
J. Michael Anderson, Senior Vice President and Chief Financial Officer

MANAGER: UNIVERSAL COMPRESSION, INC.
By:	/s/ J. Michael Anderson
J. Michael Anderson, Senior Vice President and Chief Financial Officer

     In accordance with Section 20.8 of the Agreement, the undersigned hereby consents to this Amendment:
REQUISITE GLOBAL MAJORITY:
AMBAC ASSURANCE CORPORATION

By:	/s/ Bracken Gardner
Name:	Bracken Gardner
Title:	Vice President

     In accordance with Section 608(a)(ii) of the Indenture, the undersigned hereby consents to this Amendment:
INDENTURE TRUSTEE
WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Melissa M. Wiley
Melissa M. Wiley, Corporate Trust Officer